UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): May 14, 2025

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 1.01. ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

Background

As previously reported by OrthoPediatrics Corp. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2023, the Company entered into a Membership Interest Purchase Agreement dated May 1, 2023 (the “Purchase Agreement”) with Kevin Unger and DINZE LLC, an Ohio limited liability company (collectively, the “Sellers”), and the sole member of DINZE LLC, providing for the purchase by the Company of all of the issued and outstanding membership interest of Medtech Concepts, LLC, a Delaware limited liability company, from the Sellers.

First Amendment to Membership Interest Purchase Agreement

On May 9, 2025, the Company entered into a First Amendment to Membership Interest Purchase Agreement (the “First Amendment”) with the Sellers to amend certain terms of the Purchase Agreement. The First Amendment, among other things, provides that the Sellers will be issued unregistered shares of the Company’s common stock, par value $0.00025 per share (“Common Stock”), representing an aggregate value of approximately $3,750,000 through three installments of $1,250,000 on or about May 1st of each of 2025, 2026, and 2027 in lieu of the three remaining annual $1,250,000 cash payments otherwise required under the Purchase Agreement.

The foregoing description of the First Amendment is qualified in its entirety by reference to the complete text thereof, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 regarding the issuance of Common Stock pursuant to the First Amendment is incorporated by reference into this Item 3.02. The issuance of the Common Stock is made in reliance upon an exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	Exhibit No.	Description
	2.1	First Amendment to Membership Interest Purchase Agreement, dated May 9, 2025, by and among OrthoPediatrics Corp., Kevin Unger, and DINZE LLC.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025
OrthoPediatrics Corp.
	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary